HIT Cited as a Model for Economically Targeted Investments in Industry White Paper

The AFL-CIO Housing Investment Trust (HIT) was recently featured as a case study in a June 2017 report published by Pacific Community Ventures (PCV), The Pursuit of Financial Return and Societal Benefit: An Examination of Pension Fund Economically Targeted Investments. PCV, a 501(c)(3) nonprofit community development financial institution based in San Francisco, and its impact investing research and consulting practice, PCV InSight, provide clients with analysis that drives capital toward social causes. The Pursuit of Financial Return and Societal Benefit focuses on the history of Economically Targeted Investments, how they have evolved over time, and future opportunities for pension funds as they seek to achieve attractive financial returns and societal benefits. The HIT is cited throughout the report for its historical contributions as an impact investor and its present day status as an exemplary ETI investor.

PCV InSight singles out praise for former AFL-CIO president George Meany’s work with Dr. Martin Luther King, Jr. and the civil rights movement, as well as establishing the Mortgage Investment Trust (predecessor to the Housing Investment Trust) in 1964. Over the course of its history, the HIT has grown to include close to 400 investors and $6 billion in assets. The HIT has also kept to its fundamental objectives of delivering market-rate return to investors and the creation of union jobs and affordable housing.

According to PCV’s study, “Successful ETIs have, at their foundation, thoughtful initial planning, consistent execution, transparency, properly trained staff with the appropriate skill sets, and managers and partners with a proven track record.” The analysis conducted by PCV InSight concludes that investors hoping to emulate the HIT’s accomplishments must find their niche and maintain mission focus. PCV’s report shows that the HIT’s investments in union-built construction and economic development projects have helped to build consistency and a solidly performing portfolio. The case study suggests the two greatest lessons from the HIT’s success are, “(1) [successful ETIs like the HIT] see an opportunity to bring a product to market that fills a gap and (2) investors can earn competitive fixed-income returns while helping to create well-paying jobs and economic benefits for communities across the country.”

*To read the full white paper please visit Pacific Community Ventures’ website.

Past performance is no guarantee of future results. All investments involve risk including loss of principal. Investors should consider the HIT’s investment objectives, risks, and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling its Marketing and Investor Relations Department collect at (202) 331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective.  Statements concerning economic, financial, or market trends are based on historic and/or current conditions, which will fluctuate.  There is no guarantee that such statements will be applicable under all market conditions, especially under periods of downturn.  Actual outcomes and results may differ significantly from the views expressed.  It should not be considered investment advice or a recommendation of any kind.